Exhibit 13.2

OFFICER’S CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)

October 8, 2003

     The undersigned Gary Clifford, duly appointed and incumbent officer of Counsel Corporation, a Canadian Corporation (“Corporation”), in connection with the Corporation’s Annual Report on Form 20-F/A for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that to the best of his knowledge:

     (a)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (b)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

By:	/s/ Gary Clifford

Name: Gary Clifford
Title: Chief Financial Officer